GOODWILL	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
GOODWILL

15.	GOODWILL

	2024	2023

Balance at the end of the previous year	38,003.6	40,594.0
Effects of cumulative translation adjustments (“CTA”)	3,723.6	(4,067.9)
Effects of the application of IAS 29 (hyperinflation)	2,628.9	1,481.1
Acquisitions/(write-offs)	(13.4)	(3.6)
Balance at the end of the year	44,342.7	38,003.6

The carrying amount of goodwill was allocated to the different Cash-generating units (“CGUs”) as follows:

	Functional currency	2024	2023

Brazil		17,685.4	17,698.8
Goodwill	BRL	102,928.0	102,941.4
Transactions with non-controlling interest (i)	BRL	(85,242.6)	(85,242.6)

CAC:		6,784.0	5,488.4
Dominican Republic	DOP	4,631.4	3,805.5
Panama	PAB	2,152.6	1,682.9

Latin America - South:		8,329.4	5,016.4
Argentina	ARS	4,816.2	2,183.8
Bolivia	BOB	2,190.3	1,712.5
Chile	CLP	54.6	47.9
Paraguay	PYG	1,059.9	888.2
Uruguay	UYU	208.4	184.0

Canada	CAD	11,543.9	9,800.0
		44,342.7	38,003.6

(i)	This balance refers to the shareholding exchange transaction in 2013 as a result of the adoption of the predecessor basis of accounting.

Assets with indefinite useful lives represent approximately 27% of the total consolidated assets at December 31, 2024 (29% at December 31, 2023).

Accounting policies

Goodwill arises on acquisitions of subsidiaries, associates, and joint arrangements, and is calculated based on the excess of the sum of: (i) the consideration transferred in exchange for control of the acquired entity; plus (ii) the amount of any non-controlling interest in the acquired entity (when applicable); plus (iii) the fair value, at the acquisition date, of any previous equity interest in the acquired entity, over the fair value of the identifiable net assets acquired and liabilities assumed, measured according to IFRS 3 - Business Combinations as at the acquisition date.

Business combinations are recognized by applying the acquisition method. If the company's share of the net fair value of the recognized assets, liabilities, and contingent liabilities exceeds the cost of the business combination, this excess is immediately recognized in the income statement. In a business combination, assets with indefinite useful lives are allocated at the acquisition date to each CGU which expected to benefit from the synergies of the business combination.

In compliance with IFRS 3 - Business Combinations, goodwill is recorded at cost and not amortized, but is tested for impairment at least annually, or whenever there are indications that the CGU to which the goodwill has been allocated could be impaired. Impairment losses recognized on goodwill are not reversed. Gains and losses on the disposal of an entity include the carrying amount of any goodwill relating to the entity sold.

For associates and joint ventures, goodwill is included in the carrying amount of the investment in such associate/joint venture.

Goodwill is expressed in the functional currency of the CGU or joint operation to which it relates, and is then translated into Reais using the year-end exchange rate.

Expenditure on internally generated goodwill is expensed as it is incurred.

Goodwill includes the effects of applying the predecessor basis of accounting (see note 3 (3.2.5.1)).